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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 21, 2007

POWERCOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-19584	23-2582701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Canfield Road La Vernia, Texas	78121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 830 779-5223

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On May 18, 2007, the Registrant issued a Senior Subordinated Bridge Note to an accredited investor and existing shareholder for a total of $300,000.Principal on the Note is be due and payable on December 31, 2007 (the Maturity Date), with no principal amortization required prior thereto. All or any part of the principal or any obligation due herein, may be pre-paid, at any time, without penalty from the proceeds of a Qualified Refinancing of this Note.  The Registrant has the option to prepay the Note, in full or in part, at any time prior to the Maturity Date, at 100% of the principal amount of the Note then outstanding plus accrued but unpaid interest. Subject to applicable securities laws, at the option of the Holder, the Note may be converted at maturity into securities having the same terms, conditions and valuation as those issued in connection with a Qualified Refinancing.  No conversion can occur unless (i) either (x) an effective current Registration Statement under applicable securities Acts, covering the shares of Common Stock to be issued exists or (y) an exemption from registration of the Common Stock is available to pursuant to Rule 144 of the Securities Act of 1933, as amended.

 For purposes of this Note, a Qualifying Refinancing is defined as a closing of a private placement or public offering to institutional or other accredited investors, which raises a minimum of $2,000,000 of capital for the Borrower (a “Qualified Refinancing). The Holder is also granted warrants to purchase Common Stock of the Registrant (the “Warrants’) in an amount equal to 10% of the original principal amount of the Note.  The Warrants will expire five years from the date of issuance.  The exercise price of the Warrants is determined at issuance of the Warrants and is equal to the lower of $0.65 per share or 150% of the average closing price of the Borrower’s Common Stock for the 15 trading days prior to maturity of the Note.  There is no floor on the warrant price.

The Registrant can also redeem all, or any portion of the Note, the Warrants, together with all underlying Common Stock issuable upon exercise of Holder’s Conversion Privileges, upon fourteen (14) days’ written notice to the Holder thereof at a price equal to a percentage of the Note Conversion Amount based upon the remaining Principal Amount of the Note together with accrued but unpaid interest.

The Holder will receive, at the Maturity Date, interest at the rate of fifteen per cent (15%) on the unpaid principal balance.  Subject to applicable securities laws, such interest may be payable, at the option of the Holder, in cash or unregistered common stock of the Borrower (the “Common Stock”).  To the extent the Holder elects to receive such interest in Common Stock, the number of shares shall be determined based on the average of the closing price for the Borrower’s Common Stock for the five preceding trading days prior to the Maturity Date. There are no registration rights granted in connection with this transaction.

There is no Trust Indenture or Trustee arrangement and the note is unsecured.

The Note, the Warrant, and any Derivative Securities issuable under the Note cannot be assigned without the consent of the Registrant, an exemption from registration exists under applicable securities laws, and an opinion of counsel that an assignment will not violate applicable securities laws.

The Senior Subordinated Bridge Note offered, sold and issued has not been or was not registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 2.03, which is incorporated herein by reference.

During March 2007 the Company sold and issued shares of Common Stock described below that were not registered under the Securities Act of 1933, as amended (the “Act”).  The Company relied on Sections 3(b) and 4(2) of the Act for exemption from the registration requirements of section 5 of such Act.  Each investor was furnished with information concerning the Registrant, and each had the opportunity to verify the information supplied, with a risk factor that the Registrant was not current in its annual, quarterly, and other reporting obligations under the Securities Exchange Act of 1934, and financial information disclosed in any filed reports should not be relied upon.  Additionally, Registrant obtained a signed representation from each of the foregoing persons in connection with the purchase of the Common Stock of his or her “accredited investor” status, the investors, of his oir her  intent to acquire such Common Stock for the purpose of investment only, and not with a view toward the subsequent distribution thereof.  Each of the certificates representing the Common Stock of the Registrant has been stamped with a legend restricting transfer of the securities represented thereby, and the Registrant has issued stop transfer instructions to the Transfer Agent for the Common Stock of the Company concerning all certificates representing the Common Stock issued in the above-described transactions.

1.

On March 22, 2007, the Registrant issued 169,600 shares of restricted common stock to a Holder (who is also an existing Shareholder) of a Bridge Note for the conversion of such Note’s principal amount of $40,000 plus $2,400 in  interest. The Holder received 84,800 warrants exercisable at $0.50 per share for three years.  There were no registration rights granted in connection with this transaction.

2.

On March 22, 2007, the Registrant issued 252,000 shares of restricted common stock to a Holder (who is also an existing Shareholder) of a Bridge Note for the conversion of such Note’s unpaid principal amount of $10,000 plus $3,000 in interest. The Holder received 126,000 warrants exercisable at  $0.50 per share for three years. There were no registration rights granted in connection with this transaction.

3.  On March 27, 2007, the Registrant issued 400,000 shares of restricted common stock to an individual (who is also an existing Shareholder) for $100,000.  The Investor received 200,000 “A” warrants exercisable at $0.50 per share for three years and 200,000 “B” warrants exercisable at $1.00 per share for three years.  There were no registration rights granted in connection with this transaction.

4.

On March 30, 2007, the Registrant issued 1,200,000 shares of restricted common stock to an individual (who is also an existing Shareholder) for $300,000.  The Investor received 1,200,000 warrants exercisable at $0.50 per share for three years. The 1,200,000 warrants represent 30% of a total of 3,900,000 shares for five recent private placements of  $1,125,000.00. (1,200,000 shares on May 5, 2006, 300,000 shares on June 13, 2006, 800,000 shares on October 6, 2006, 400,000 shares on October 31, 2006 and 1,200,000 shares on March 30, 2007.)  There were no registration rights granted in connection with this transaction.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCOLD CORPORATION

/s/ Francis L. Simola

___________________________

Francis L. Simola

Chief Executive Officer

Date:  July 6, 2007

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